                                                                    EXHIBIT 10.2

                       BOWATER CANADA FINANCE CORPORATION

                              7.95% NOTES DUE 2011
         UNCONDITIONALLY GUARANTEED AS TO PAYMENT OF PRINCIPAL, PREMIUM,
                            IF ANY, AND INTEREST, BY

                              BOWATER INCORPORATED

                                    --------

                               PURCHASE AGREEMENT
                               ------------------
                                                                October 31, 2001

Goldman, Sachs & Co.,
J.P. Morgan Securities Inc.
   As Representatives of the several Purchasers named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

         Bowater Canada Finance Corporation, an unlimited liability company organized under the laws of Nova Scotia, Canada (the "Company") and a wholly owned subsidiary of Bowater Incorporated, a Delaware corporation (the "Guarantor"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") an aggregate of $600,000,000 principal amount of the Notes specified above (the "Notes") of the Company.

         The Notes are to be issued under an indenture to be dated as of November 6, 2001 among the Company, the Guarantor and The Bank of New York, as trustee (the "Trustee") (the "Indenture"). The Securities will be fully and unconditionally guaranteed as to the payment of principal, premium, if any, and interest (the "Guarantees") by the Guarantor. The Notes and the Guarantees are hereinafter collectively called the "Securities".

         The Purchasers and other holders (including subsequent transferees) of the Securities will be entitled to the benefits of an Exchange and Registration Rights Agreement (the "Registration Rights Agreement"), to be dated the Time of Delivery (as defined below) in the form attached hereto as Exhibit A. Pursuant to the Registration Rights Agreement, the Company and the Guarantor have jointly and severally agreed to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Securities Act of 1933, as amended (the "Exchange Offer Registration Statement"), relating to the Exchange Securities (as defined in the Registration Rights Agreement) to be offered in exchange for the Securities (the "Exchange Offer") and, (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements,") relating to the resale by certain holders of the Securities.

         1. Each of the Company and the Guarantor, jointly and severally, represents and warrants to, and agrees with, each of the Purchasers that:

                  (a) A preliminary offering circular, dated October 26, 2001 (the "Preliminary Offering Circular") and an offering circular, dated October 31, 2001 (the "Offering Circular") have been prepared in connection with the offering of the Securities. Any reference to the Preliminary Offering Circular or the Offering Circular shall be deemed to refer to and include the Guarantor's Annual Report on Form 10-K for the year ended December 31, 2000 as amended by the Guarantor's Annual Report on Form 10-K/A for the year ended December 31, 2000 and all subsequent documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") on or prior to the date of the Preliminary Offering Circular or the Offering Circular, as the case may be, and any reference to the Preliminary Offering Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Circular or the Offering Circular, as the case may be, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by the Guarantor prior to the completion of the distribution of the Securities; and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Circular or the Offering Circular, as the case may be, and any amendment or supplement thereto are hereinafter called the "Exchange Act Reports". The Exchange Act Reports, when they were filed or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through Goldman, Sachs & Co. and J.P. Morgan Securities Inc. expressly for use therein;

                  (b) The documents incorporated by reference in the Offering Circular, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act of 1933 (the "Act") or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Offering Circular or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (c) Neither the Company, the Guarantor nor any of their subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock or long-term debt of the Company, the Guarantor or any of their subsidiaries or any material adverse change, or any development involving a prospective material adverse change, that has or could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Guarantor and its subsidiaries taken as a whole (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Offering Circular;

                  (d) The Company, the Guarantor and their subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not have a Material Adverse Effect; and any real property and buildings held under lease by the Company or the Guarantor and their subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not have a Material Adverse Effect;

                  (e) The Company has been duly incorporated and is validly existing as an unlimited liability company in good standing under the laws of the Canadian province of Nova Scotia, with power and authority to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect;

                  (f) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect; and each subsidiary of the Guarantor has been duly incorporated or organized, as the case may be, and is validly existing as a corporation (to the extent applicable) in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, and has been duly qualified as a foreign corporation (to the extent applicable) for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except such jurisdictions where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                  (g) Each of the Company and the Guarantor has an authorized capitalization as set forth in the Offering Circular, and all of the issued and outstanding shares of capital stock of the Company and the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable; and, except as disclosed in the Offering Circular, all of the issued and outstanding shares of capital stock of each subsidiary of the Company and the Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company or the Guarantor, as the case may be, free and clear of all liens, encumbrances, equities or claims, other than the rights relating to Calhoun Newsprint Company held by the minority shareholder of that subsidiary;

                  (h) This Purchase Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantor;

                  (i) The Registration Rights Agreement has been duly authorized by each of the Company and the Guarantor and when executed and delivered by the Company and the Guarantor (assuming due authorization, execution and delivery by the Purchasers), the Registration Rights Agreement will constitute a valid and legally binding instrument, enforceable against each of them in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and, except as rights to indemnity and contribution may be limited by applicable law; the Registration Rights Agreement will conform to the description thereof in the Offering Circular and will be substantially in the form previously delivered to you;

                  (j) The Securities have been duly authorized by the Company and, when issued and delivered by the Company and delivered against payment therefor pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company (assuming due authentication by the Trustee), enforceable in accordance with their terms and entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly authorized by each of the Company and the Guarantor and, when executed and delivered by the Company, the Guarantor and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Securities and the Indenture will conform to the descriptions thereof in the Offering Circular and will be substantially in the form previously delivered to you;

                  (k) The Guarantees have been duly authorized by the Guarantor and, when executed and delivered in accordance with the terms of the Indenture and when the Notes have been duly executed, authenticated, issued and delivered in accordance with the terms of the

         Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their terms and entitled to the benefits of the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Guarantees will conform to the description thereof in the Offering Circular and will be substantially in the form previously delivered to you;

                  (l) The Exchange Securities have been duly authorized by the Company and, when issued and delivered pursuant to the Registration Rights Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company (assuming due authentication by the Trustee) entitled to the benefits of the Indenture under which they are to be issued; the Exchange Securities will conform to the description thereof in the Offering Circular;

                  (m) The Guarantees with respect to the Exchange Securities have been duly authorized by the Guarantor and, when executed and delivered in accordance with the terms of the Indenture and when the Exchange Securities have been issued duly executed, authenticated, issued and delivered in accordance with the terms of the Exchange Offer and the Indenture, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their terms and entitled to the benefits of the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Guarantees with respect to the Exchange Securities will conform to the description thereof in the Offering Circular;

                  (n) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of
         Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

                  (o) Prior to the date hereof, none of the Company, the Guarantor or any of their affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company or the Guarantor in connection with the offering of the Securities;

                  (p) The issue and sale of the Securities and the compliance by the Company and the Guarantor with all of the provisions of the Securities, the Indenture, this Agreement and the Registration Rights Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement or (B) other agreement or instrument, in each case, to which the Company, the Guarantor or any of their subsidiaries is a party or by which the Company, the Guarantor or any of their subsidiaries is bound or to which any of the property or assets of the Company, the Guarantor or any of their subsidiaries are subject, except, in the case of clause (i)(B), for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect, or (ii) result in any violation of the provisions of the Certificate of Incorporation or By-laws (or similar organizational documents) of the Company or the

         Guarantor or any of their subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Guarantor or any of their subsidiaries or any of their properties; no consent, approval, authorization, order, registration or qualification of, or with any such court or governmental agency or body is required for the issue and sale of, the Securities or the consummation by the Company or the Guarantor of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except for the filing of a registration statement by the Company and the Guarantor with the Commission pursuant to the Act pursuant to the Registration Rights Agreement and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers;

                  (q) Neither the Company nor the Guarantor or any of their subsidiaries is in violation of its Certificate of Incorporation or By-laws (or similar organizational documents) or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (r) The statements set forth in the Offering Circular under the caption "Description of Notes", insofar as they purport to constitute a summary of the terms of the Securities, Guarantees and the Exchange Securities, under the caption "Certain Income Tax Considerations" and under the caption "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly summarize in all material respects the matters referred to therein;

                  (s) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or the Guarantor or any of their subsidiaries is a party or of which any property of the Company or the Guarantor or any of their subsidiaries is the subject which, if determined adversely to the Company or the Guarantor or any of their subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and, to the best knowledge of the Company and the Guarantor, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (t) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

                  (u) The Guarantor is subject to Section 13 or 15(d) of the Exchange Act;

                  (v) Neither the Company, the Guarantor or any of their subsidiaries is and, after giving effect to the offering and sale of the Securities and the transactions described in the Offering Circular, will be an "investment company", as such term is defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (w) None of the Company, the Guarantor or any person acting on its or their behalf (except the Purchasers, as to whom no such representation or warranty is made) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act and the Company and the Guarantor, any of their affiliates and any person acting on their behalf (except the Purchasers, as to whom no such representation or warranty is made) have complied with and will implement the "offering restriction" within the meaning of such Rule 902;

                  (x) Within the preceding six months, none of the Company, the Guarantor or any other person acting on their behalf has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Company and the Guarantor will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by either the Company or the Guarantor, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

                  (y) KPMG LLP, who have certified certain consolidated financial statements of the Company, the Guarantor and their subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; such consolidated financial statements incorporated by reference into the Offering Circular, together with related schedules and notes thereto, comply as to form in all material respects with the applicable requirements of Regulation S-X under the Exchange Act and present fairly in all material respects the financial position and results of operations of the Company, the Guarantor and their subsidiaries at the dates and for the periods indicated; such consolidated financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented; the pro forma financial statements incorporated by reference into the Offering Circular have been prepared on a basis consistent with such historical statements of the Company and the Guarantor except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements under Regulation S-X, except as expressly stated therein;

                  (z) Raymond Chabot Grant Thornton General Partnership, who have audited certain consolidated financial statements of Alliance Forest Products Inc., are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; such consolidated financial statements incorporated by reference into the Offering Circular, together with related schedules and notes thereto, comply as to form in all material respects with the applicable requirements of Regulation S-X under the Exchange Act and present fairly in all material respects the financial position and results of operations of Alliance Forest Products Inc. and its subsidiaries at the dates and for the periods indicated; such consolidated financial statements have been prepared in accordance with generally accepted accounting principles in Canada applied on a consistent basis throughout the periods presented;

                  (aa) The Guarantor and each of its subsidiaries, including the Company, owns or possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") of the appropriate federal, state, local or foreign regulatory and quasi-regulatory agencies or bodies necessary to conduct any business now conducted by them and as contemplated to be conducted by them upon consummation of the transactions contemplated under this Agreement. The Guarantor and each of its subsidiaries, including the Company, is in compliance in all material respects with the terms and conditions of all such Governmental Licenses; all of the Governmental Licenses are, and upon consummation of the transactions contemplated under this Agreement will be, valid and in full force and effect; neither the Company, the Guarantor or any of their subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, would have a Material Adverse Effect on the current or future financial position, stockholders' equity or results of operations of the Company, the Guarantor and their subsidiaries; and

                  (bb) Except as described in the Offering Circular and except as would not, individually or in the aggregate, have a Material Adverse Effect, (A) neither the Guarantor or any of its subsidiaries, including the Company, is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance or code, or rule of common law or any judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent, decree or judgment, regulating, or imposing liability concerning, pollution, the protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) there is no action, suit, proceeding or investigation (including, without limitation, a claim for remediation) now pending or, to the knowledge of the Company or the Guarantor, threatened, under any Environmental Laws to which the Company, the Guarantor or any of their subsidiaries is a party, (C) the Guarantor and its subsidiaries, including the Company, have all permits, authorizations and approvals required under any applicable Environmental Laws and are in compliance with such requirements, (D) there are no administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to Environmental Laws pending or threatened against the Company, the Guarantor or any of their subsidiaries and (E) neither the Company, the Guarantor or any of their subsidiaries has any knowledge of any events or circumstances that could reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting any of the Company, the Guarantor or any of their subsidiaries relating to Hazardous Materials or any Environmental Laws. In the ordinary course of its business, the Guarantor conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Guarantor and its subsidiaries. On the basis of such review, the Guarantor has reasonably concluded that, with respect to those Environmental Laws in effect as of the date hereof or as to which a future effective date has been established and publicly announced, the cost of complying therewith or any liabilities thereunder which may be incurred by the Guarantor or any of its subsidiaries (including, without limitation, any liabilities to third parties), except as disclosed in the Offering Circular, would not, individually or in the aggregate, have a Material Adverse Effect;

                  (cc) The Company, the Guarantor and each of their subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns, and have paid all taxes shown as due thereon; and there is no tax deficiency that has been asserted against the Company, the Guarantor or any of their subsidiaries;

                  (dd) No strike, labor problem, dispute, slowdown, work stoppage or disturbance with the employees of the Guarantor or any of its subsidiaries exists or, to the knowledge of the Company or the Guarantor, is threatened.

                  (ee) The Guarantor and each of its subsidiaries, including the Company, maintains insurance covering its properties, operations, personnel and businesses, insuring against such losses and risks as are consistent with industry practice to protect the Guarantor and its subsidiaries and their respective businesses; and neither the Guarantor nor any of its subsidiaries is currently negotiating the renewal of any insurance coverages which contemplate terms that are materially different from those insurance coverages presently in force, including existing exclusions from such insurance coverages.

         2. Subject to the terms and conditions herein set forth, the Company and the Guarantor agrees to issue and the Company agrees to sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 99.033% of the principal amount thereof, plus accrued interest, if any, from November 6, 2001 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto.

         3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Company that:

                  (a) It will offer and sell the Securities only to: (i) persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A, or (ii) upon the terms and conditions set forth in Annex I to this Agreement;

                  (b) It is an Institutional Accredited Investor within the meaning of Rule 501 under the Act; and

                  (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

         4. (a) The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer to the Company in Federal (same day) funds, by causing DTC to credit the Securities to the account of

Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on November 6, 2001 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery".

                  (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(g) hereof, will be delivered at such time and date at the offices of King & Spalding, 1185 Avenue of the Americas, New York, NY 10036 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5. Each of the Company and the Guarantor, jointly and severally, agrees with each of the Purchasers:

                  (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither the Guarantor nor the Company shall be required to qualify as a foreign corporation, to file a general consent to service of process in any jurisdiction or to take any action that would subject it to taxation in any jurisdiction solely by reason of such action;

                  (c) To furnish the Purchasers with copies of the Offering Circular and each amendment or supplement thereto signed by an authorized officer of the Company and the Guarantor with the independent accountants' report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional written and electronic copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular or to file under the Exchange Act any document incorporated by reference into the Offering

         Circular, to notify you and upon your request to file such document and prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

                  (d) During the period beginning from the date hereof and continuing until the date six months after the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder any securities of the Company or the Guarantor that are substantially similar to the Securities;

                  (e) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

                  (f) Until the Exchange Offer has been completed, at any time when the Guarantor is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

                  (g) During a period of five years from the date of the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished to the stockholders of the Guarantor, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company or the Guarantor are listed; and (ii) such additional information concerning the business and financial condition of the Company or the Guarantor as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company or the Guarantor and its subsidiaries are consolidated in reports furnished to its stockholders, generally or to the Commission);

                  (h) During the period of two years after the Time of Delivery, the Company and the Guarantor will not, and will not permit any of their respective "affiliates" (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them; and

                  (i) To use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds".

         6. Each of the Company and the Guarantor, jointly and severally, covenants and agrees with the several Purchasers that the Company and the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of counsel and accountants of the Company and the Guarantor in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the

Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, the Registration Rights Agreement, the Blue Sky Memorandum, if any, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky Memorandum; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities and the Exchange Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Guarantor herein are, at and as of the Time of Delivery, true and correct, the condition that each of the Company and the Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) King & Spalding, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to certain of the matters covered in paragraphs
         (i), (vi), (vii), (viii), (ix), (xii), (xiii), (xvii), (xviii) and
         (xxi) of subsection (b) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (b) Wendy C. Shiba, Vice President, Secretary and Assistant General Counsel of the Guarantor, shall have furnished to you a written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Offering Circular;

                           (ii)     The Guarantor has an authorized
                  capitalization as set forth in the Offering Circular, and all of the outstanding shares of capital stock of the Guarantor issued since July 24, 1998, have been duly and validly authorized and issued and are fully paid and non-assessable;

                           (iii) The Guarantor and each of its subsidiaries has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect;

                           (iv) Each "significant subsidiary" of the Guarantor (as defined in Rule 1-02(w) of Regulation S-X) that is incorporated under the laws of any State in the United States is validly existing as a corporation under the laws of its jurisdiction of incorporation; and, except as disclosed in the Offering Circular, all of the issued shares of capital stock of each such subsidiary of the Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims, other than the rights relating to Calhoun Newsprint Company held by the minority shareholder of that subsidiary;

                           (v) To the best of such counsel's knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Guarantor or any of its subsidiaries is a party or of which any property of the Guarantor or any of its subsidiaries is the subject which, if determined adversely to the Guarantor or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (vi) This Agreement has been duly authorized, executed and delivered by the Guarantor;

                           (vii) The Registration Rights Agreement has been duly authorized, executed and delivered by the Guarantor and has been delivered by the Company and constitutes a valid and legally binding instrument of the Company and the Guarantor, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights, to general equity principles and to the exercise of the discretionary authority of any court before which a proceeding may be brought, and except as rights to indemnity and contribution may be limited by applicable law;

                           (viii) The Securities have been duly authenticated under the Indenture, and the Securities constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms and entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights, to general equity principles and to the exercise of the discretionary authority of any court before which a proceeding may be brought;

                           (ix) The Guarantees have been duly authorized, executed and delivered in accordance with the terms of the Indenture and constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their terms and entitled to the benefits of the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights, to general equity principles and to the exercise of the discretionary authority of any court before which a proceeding may be brought;

                           (x) When issued and delivered in the manner provided for in the Indenture in exchange for the Securities, the Exchange Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms and entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights, to general equity principles and to the exercise of the discretionary authority of any court before which a proceeding may be brought;

                           (xi) The guarantees of the Exchange Securities have been duly authorized by the Guarantor and, when executed and delivered in accordance with the terms of the Indenture and when the Exchange Securities have been duly executed, issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their terms and entitled to the benefits of the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights, to general equity principles and to the exercise of the discretionary authority of any court before which a proceeding may be brought;

                           (xii) The Indenture has been duly authorized, executed and delivered by the Guarantor and has been delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding instrument of the Company and the Guarantor, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights, to general equity principles and to the exercise of the discretionary authority of any court before which a proceeding may be brought;

                           (xiii) The Securities, the Indenture and the Registration Rights Agreement conform in all material respects with the descriptions thereof in the Offering Circular;

                           (xiv) The issue and sale of the Securities and the compliance by the Company and the Guarantor with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any (A) indenture, mortgage, deed of trust, loan agreement or (B) other agreement or instrument, in each case, known to such counsel, to which the Company, the Guarantor or any of their subsidiaries is a party or by which the Company, the Guarantor or any of their subsidiaries is bound or to which any of the property or assets of the Guarantor or any of their subsidiaries is subject, except, in the case of clause (i)(B), for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect, or (ii) result in any violation of (A) the provisions of the Certificate of Incorporation or By-laws (or similar organizational documents) of the Company, the Guarantor or any of their subsidiaries or (B) any statute, rule or regulation (other than state securities or Blue Sky laws, as to which no opinion need be expressed), or any order known to such counsel (after due inquiry), of any court or governmental agency or body having jurisdiction over the Company, the Guarantor or any of their subsidiaries or any of their properties, except, in the case of clause (ii)(B), for any such violation that would not, individually or in the aggregate, have a Material Adverse Effect;

                           (xv) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company and the Guarantor of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers;

                           (xvi) Neither the Company, the Guarantor or any of their subsidiaries is in violation of its Certificate of Incorporation or By-laws (or similar organizational documents), or in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust or loan agreement to which it is a party or by which it or any of its properties may be bound, except for such defaults that do not, individually or in the aggregate, have a Material Adverse Effect;

                           (xvii) The statements set forth in the Offering Circular under the caption "Description of Notes", insofar as they purport to constitute a summary of the terms of the Securities and the Exchange Securities, under the caption "United States Federal and Canadian Income Tax Considerations
                  - United States Federal Income Tax Consequences" and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly summarize in all material respects the matters referred to therein;

                           (xviii)  Neither the Company, the Guarantor or any of
                  their subsidiaries is an "investment company", as such term is defined in the Investment Company Act;

                           (xix) The Exchange Act Reports (other than the financial statements and related schedules and other financial information therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

                           (xx) No registration of the Securities under the Act, and no qualification of an indenture under the United States Trust Indenture Act of 1939 with respect thereto, is required for the offer, sale and initial resale of the Securities by the Purchasers in the manner contemplated by this Agreement; and

                           (xxi) Such counsel has no reason to believe that the Offering Circular and any further amendments or supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial information therein, as to which such counsel need express no opinion) contained as of its date or contains as of the Time of Delivery an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) Cox Hanson O'Reilly Matheson, Canadian counsel for the Company, shall have furnished to you a written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Company has been duly incorporated and is validly existing as an unlimited liability company under the laws of its incorporation and has not been dissolved, with power and authority to conduct its business as described in the Offering Circular;

                           (ii) Each of Bowater Maritimes Inc., Bowater Canadian Holdings Incorporated, Bowater Canada Inc., Bowater Canadian Limited, Bowater Mersey Paper Company Limited, Bowater Pulp and Paper Canada Inc. and Bowater Canadian Forest Products Inc. has been incorporated and is validly existing under the laws of its jurisdiction of incorporation and has not been dissolved;

                           (iii) This Agreement, the Registration Rights Agreement and the Indenture have been duly authorized, executed and delivered by the Company;

                           (iv) The Securities have been duly authorized, executed, issued and delivered by the Company;

                           (v) The Exchange Securities have been duly authorized for issuance by the Company;

                           (vi) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any statute or any order, rule or regulation of any federal or provincial court or governmental agency or body in Nova Scotia having jurisdiction over the Company or any of its subsidiaries or any of its properties or (ii) result in any violation of the provisions of the Memorandum of Association and Articles of Association of the Company;

                           (vii) No consent, approval, authorization, order, registration or qualification of or with any such federal or provincial court or governmental agency or body having jurisdiction in the province of Nova Scotia is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement;

                           (viii) The choice of New York law as the governing law of the Notes, the Indenture, the Registration Rights Agreement and this Agreement will be upheld as a valid choice of law by the courts of the Province of Nova Scotia (a "Nova Scotia Court"), provided that such choice of law is bona fide (in the sense that it was not made solely with a view to avoiding the consequences of the law of any other jurisdiction) and provided that such choice of law is not contrary to public policy, as that term is understood under the laws of the Province of Nova Scotia and the federal laws of Canada applicable therein ("Nova Scotia Laws");

                           (ix) The submission by the Company to the non-exclusive jurisdiction of the Federal and state courts in the state of New York is a valid submission to the jurisdiction of such court and would be upheld by a Nova Scotia court;

                           (x) In any proceeding undertaken in a Nova Scotia Court to enforce and interpret the Notes, the Indenture, the Registration Rights Agreement and this Agreement, a Nova Scotia Court would, subject to the provisions of Section 7(c)(viii), to the extent pleaded and proved, recognize the choice of law and apply the laws of the State of New York upon appropriate evidence as to such laws being adduced, except that: (i) a court of the Province of Nova Scotia will only apply Nova Scotia procedural laws; (ii) a court of the Province of Nova Scotia may not enforce an obligation enforceable under the laws of the State of New York where performance of the obligations would be illegal by the law of the place of performance; (iii) a court of the Province of Nova Scotia may apply laws of mandatory application which could impair the enforceability of agreements governed by foreign laws; and (iv) a court of the Province of Nova Scotia may, however, reserve to itself an inherent power to decline to hear such an action if it is contrary to public policy, as such term is understood under the laws of the Province of Nova Scotia, for it to do so, or if it is not the proper forum to hear such action, or if concurrent proceedings are being brought elsewhere;

                           (xi) The laws of the Province of Nova Scotia permit an action to be brought in a court of competent jurisdiction in Nova Scotia to enforce any final, conclusive and subsisting judgment in personam of the courts of the State of New York, which is not impeachable as void or voidable under the internal laws of New York, enforcing the rights of the parties to the Notes, the Indenture, the Registration Rights Agreement and this Agreement as against the Company, if the judgment was for a sum certain in money and if: (i) the courts of the State of New York had jurisdiction over the judgment debtor, as recognized by Nova Scotia Courts and the courts of the State of New York; (ii) the judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy, as that term is understood under the laws of the Province of Nova Scotia; (iii) the enforcement of the judgment would be consistent with Nova Scotia Laws of mandatory application; (iv) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws; (v) no new admissible evidence, right or defense relevant to the action accrues or is discovered prior to the rendering of judgments by a Nova Scotia Court; and (vi) there has been compliance with the limitations (if any) of Nova Scotia Laws requiring that an action be commenced within a specified period of the date of such New York judgment;

                           (xii) The attornment to the jurisdiction of the courts of the State of New York in Section 16 of this Agreement would be recognized by the Courts of the Province of Nova Scotia as conferring jurisdiction on the courts of the State of New York;

                           (xiii) The courts of the Province of Nova Scotia will consider that service of process in the courts of the State of New York may be effected in the manner set forth in
                  Section 16 of this Agreement;

                           (xiv)    To ensure the legality, validity,
                  enforcement or admissibility into evidence in a legal or administrative proceeding in the Province of Nova Scotia of the Notes, the Indenture, the Registration Rights Agreement and this Agreement, it is not necessary that the Notes, the Indenture, the Registration Rights Agreement and this Agreement be, as of the Time of Delivery, filed or recorded with any court or other authority in Nova Scotia or that any registration tax, stamp duty or similar tax be paid in Nova Scotia on or in respect of any of the Notes, the Indenture, the Registration Rights Agreement and this Agreement other than court costs, including (without limitation) filing fees and deposits to guarantee judgment required by a Nova Scotia court of law;

                           (xv) The Company can sue and be sued in its own name under the laws of Nova Scotia; in any proceeding undertaken in a Nova Scotia Court to enforce and interpret the Notes, the Indenture, the Registration Rights Agreement and this Agreement, a Nova Scotia Court would, subject to the provisions of the Judicature Act (Nova Scotia) and the discretion of a Nova Scotia Court to determine the method by which issues coming before it are tried, uphold the Company's waiver to a right to a trial by jury.

                  (d) Ernst & Young, LLP, Canadian tax advisor for the Company, shall have furnished to you a written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that the statements set forth in the Offering Circular under the caption "United States Federal and Canadian Income Tax Considerations - Canadian Federal Income Tax Considerations" insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly summarize in all material respects the matters referred to therein;

                  (e) On the date of the Offering Circular prior to the execution of this Agreement and, with respect to KPMG LLP, also at the Time of Delivery, KPMG LLP and Raymond Chabot Grant Thornton General Partnership shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II hereto;

                  (f) (i) Neither the Company, the Guarantor or any of their subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company, the Guarantor or any of their subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, or stockholders' equity or results of operations of the Company, the Guarantor and their subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

                  (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Guarantor's or the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Guarantor's or the Company's debt securities;

                  (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Guarantor's securities on the New York Stock Exchange or the London Stock Exchange;
         (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in national or international financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;

                  (i) The Company and the Guarantor shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of each of the Company and the Guarantor satisfactory to you as to the accuracy of the representations and warranties of each of the Company and the Guarantor herein at and as of such Time of Delivery, as to the performance by each of the Company and the Guarantor of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (f) and (g) of this Section and as to such other matters as you may reasonably request;

                  (j) The Company and the Guarantor shall have furnished or caused to be furnished to you at the Time of Delivery the Registration Rights Agreement executed by the Company and the Guarantor and such agreement shall be in full force and effect at all time from and after the Time of Delivery.

         All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Purchasers and counsel of the Purchasers. The Company and the Guarantor shall furnish to the Purchasers such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Purchasers shall reasonably request.

         8. (a) The Company and the Guarantor, jointly and severally, will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

                  (b) Each Purchaser will indemnify and hold harmless the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and the Guarantor for any legal or other expenses reasonably incurred by the Company and the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection, unless it is found that the indemnifying party has suffered actual and material loss as a result of the failure to provide notice. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar actions arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties, except to the extent that local counsel, in addition to its regular counsel, is required in order to effectively defend against such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantor bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company and the Guarantor under this Section 8 shall be in addition to any liability which the Company and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Guarantor and to each person, if any, who controls the Company and the Guarantor within the meaning of the Act.

         9.       (a)      If any Purchaser shall default in its obligation to
purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

                  (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company or the Guarantor, except for the expenses to be borne by the Company, the Guarantor and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantor and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company or the Guarantor, or any officer or director or controlling person of the Company or the Guarantor, and shall survive delivery of and payment for the Securities.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Guarantor shall be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company and the Guarantor, jointly and severally, will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but neither the Company nor the Guarantor shall then be under any further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the Representatives.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Goldman, Sachs & Co., 32 Old Slip, 21st Floor, New York, New York 10005, Attention: Registration Department; and if to the Company or the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to Bowater Incorporated, 55 East Camperdown Way, P.O. Box 1028, Greenville, South Carolina 29602, Attention:
Chief Financial Officer; provided, however, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company and the Guarantor and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and the Guarantor and each person who controls the Company, the Guarantor or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

         14.      Time shall be of the essence of this Agreement.

         15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. The Company hereby irrevocably submits to the non-exclusive jurisdiction of the Federal and state courts in the State of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably appoints Corporation Services Company as its authorized agent in the State of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company by the person serving the same to the address provided in Section 12, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of ten years from the date of this Agreement. If for any reason Corporation Services Company shall cease to be available to act as such authorized agent for the Company, the Company agrees to designate a new agent in the State of New York on the terms and for the purpose of this Section 16 reasonably satisfactory to Goldman, Sachs & Co. and J.P. Morgan Securities Inc. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may have to laying of venue in respect of any action, suit or proceeding arising out of or in connection with this Agreement or the transactions contemplated hereby to which it is a party brought in any Federal or state court located in the State of New York and hereby agrees not to plead or claim in any such court that any such action, suit or proceeding has been brought in an inconvenient forum. The Company also waives, to the fullest extent permitted by law, all right to trial by jury in any claim or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.

         17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         18. The Company and the Guarantor are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, without the Purchasers imposing any limitation of any kind.

              [The remainder of this page intentionally left blank]

         If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement among each of the Purchasers, the Company and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                      Very truly yours,

                      BOWATER CANADA FINANCE CORPORATION


                      By: /s/ William G. Harvey
                         ------------------------------------------------
                             Name: William G. Harvey
                             Title: Vice President and Treasurer



                      BOWATER INCORPORATED


                      By: /s/ David G. Maffucci
                         ------------------------------------------------
                             Name: David G. Maffucci
                             Title: Senior Vice President and Chief
                                    Financial Officer

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.


BY: /s/ Goldman, Sachs & Co.
   -----------------------------------
      (Goldman, Sachs & Co.)




J.P. MORGAN SECURITIES INC.


BY: /s/ J.P. Morgan Securities Inc.
   -------------------------------------
       Name: J.P. Morgan Securities Inc.
       Title:

SCHEDULE I

                                                        PRINCIPAL AMOUNT
                                                        OF SECURITIES TO
                               PURCHASER                  BE PURCHASED
                               ---------                ----------------

Goldman, Sachs & Co........................................$180,000,000
J.P. Morgan Securities Inc..................................180,000,000
Banc of America Securities LLC...............................60,000,000
SunTrust Capital Markets, Inc................................60,000,000
BNY Capital Markets, Inc.....................................24,000,000
BMO Nesbitt Burns Corp.......................................24,000,000
First Union Securities, Inc..................................24,000,000
Scotia Capital (USA) Inc.....................................24,000,000
TD Securities (USA) Inc......................................24,000,000

                  Total..................................----------------
                                                           $600,000,000
                                                         ================

                                                                         ANNEX I

         (1) The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S, Rule 144A or pursuant to Paragraph 2 of this Annex I under the Act. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A) or pursuant to Paragraph 2 of this Annex I, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this paragraph have the meanings given to them by Regulation S.

         Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

         (2) Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

         (3) Each Purchaser further represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (b) it has complied, and will comply, with all applicable provisions of the Financial Services Act of 1986 of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (c) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

         (4) Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with Goldman, Sachs & Co.'s express written consent and then only at its own risk and expense.

                                                                        ANNEX II

         (a) Pursuant to Section 7(e) of the Purchase Agreement, KPMG LLP shall furnish letters to the Purchasers to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the consolidated financial statements and financial statement schedules audited by them and included in the Offering Circular comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations;

                  (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Offering Circular agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

                  (iv) On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of the Guarantor and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular;

                           (B) any other unaudited income statement data and balance sheet items included in the Offering Circular do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Offering Circular;

                           (C) the unaudited financial statements which were not included in the Offering Circular but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Offering Circular and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Offering Circular;

                           (D) the unaudited pro forma consolidated condensed financial statements included in the Offering Circular do not comply as to form in all material respects with the applicable accounting requirements or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Offering Circular) or any increase in the consolidated long-term debt of the Guarantor and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Offering Circular except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest financial statements included in the Offering Circular to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

                  (v) In addition to the examination referred to in their report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.

         (b) Pursuant to Section 7(e) of the Purchase Agreement, Raymond Chabot Grant Thornton General Partnership shall furnish letters to the Purchasers to the effect that:

                  (i) They are independent public accountants with respect to Alliance Forest Products Inc. and its subsidiaries within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the consolidated financial statements and financial statement schedules audited by them and incorporated by reference in the Offering Circular comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations; and

                  (iii) On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards in Canada, consisting of a reading of the unaudited consolidated financial statements, a reading of the latest available interim consolidated financial statements of Alliance Forest Products Inc., inspection of the minute books of Alliance Forest Products Inc. and its subsidiaries since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of Alliance Forest Products Inc. and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows incorporated by reference in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows incorporated by reference in the Offering Circular.

                  (iv) In addition to the examination referred to in their report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards in Canada, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and have found them to be in agreement.